First Midwest Bancorp, Inc.

PRESENTATION MATERIALS

November 2019

2018: CONTINUING TO BUILD ON OUR MOMENTUM

✓ Driving strong performance against a backdrop of market volatility, competition, and consolidation

- Robust growth, strong core deposit foundation
  - Over 12% CAGR over the last three years in EPS, loans, and deposits

✓ Meaningful investments, positioning for future success

- Continued investment in talent
- Launched our Delivering Excellence[(1)] initiative, leveraging our colleagues, greater scale, and technology
- Completed 3 acquisitions that strengthen our presence in metro Chicago and the Midwest, adding ~$1.8bn of total assets and ~$800mm in AUM

NOW OPERATING AS AN $18BN COMMERCIAL BANK;
ONE OF CHICAGO'S AND THE MIDWEST'S PREMIER FINANCIAL INSTITUTIONS

Source: Company filings and reports
Note: See the accompanying "Glossary of Terms" and "Footnotes" slides for definitions of certain terms and footnotes used.

FIRST MIDWEST TODAY

A Premier Commercial Bank

- **Multi-state, Midwestern reach**
  - $18bn in total assets
  - $12bn in AUM
  - Chicago's 3rd largest independent bank
    - Top 10 deposit share in Chicago MSA
    - #2 deposit share in South Metro
    - 3rd largest wealth management platform in IL

Assets have grown at 18% CAGR since 2015

With a Robust Distribution Network



Milwaukee/SE Wisconsin
Wisconsin
McHenry & Lake Counties
Iowa
Chicago
Quad Cities
NW Indiana
Joliet
Knox County
Indiana
Illinois
Vermilion & Champaign Counties
DeKalb County



$10bn
NB&T of Sycamore ($0.7bn)
$11bn
Standard Bank ($2.6bn)
$14bn
NorStates ($0.6bn)
$16bn
Bridgeview ($1.1bn)
$18bn
Park - Anticipated Q1 '20 Close (~$1.0bn)
2015
2016
2017
2018
Q3 '19

PARK ACQUISITION ANTICIPATED TO CLOSE IN Q1 '20, ADDING ~$1.0BN IN TOTAL ASSETS

Source: Company filings and SNL Financial
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

ATTRACTIVE CHICAGO MARKET

Chicago Has a Robust and Diverse Economy

Third largest metropolitan area in the U.S. by GDP



GDP ($bn)
$1,444
$905
$583
$480
$460
New York
Los Angeles
Chicago
Dallas
Washington

No more than 16% of the workforce in any single industry



Other(2)
11.0%
Manufacturing
16.0%
Wholesale Trade
14.0%
Professional, Scientific, and Technical Services
12.0%
Finance and Insurance
11.0%
Retail Trade
10.0%
Support and Waste Management
8.0%
Health Care
7.0%
Management of Companies
7.0%
Construction
4.0%

HQ to Major Companies While Fostering Business Growth

Major corporations headquartered in Chicago, including 35 Fortune 500 companies

Abbott, abbvie, Allstate, Boeing, Cboe, CME Group, Conagra Brands, Discover Financial Services, Exelon, Groupon, Hyatt, KraftHeinz, McDonald's, Mondelēz International, United, Walgreens

Chicago maintains a low cost of business[3]



Atlanta 95.1
Houston 97.6
Chicago 98.3
Philadelphia 99.8
San Diego 99.9
U.S. Baseline 100
Seattle 100.8
Los Angeles 100.8
Boston 104.5
San Francisco 104.5
New York City 104.7
90.0
92.5
95.0
97.5
100.0
102.5
105.0

Affluent, Highly Educated Workforce

Household income of $74,285, 26% higher than national median



High Net Worth Households (%)(4)
10.5%
6.6%
8.4%
Chicago
Midwest
National

Chicago is home to a robust talent pipeline



Population with a Bachelor's Degree or Higher(5)
36.8%
19.2%
21.2%
Chicago
Midwest
National

- 32 accredited universities; 2 on the U.S. News and World Report Rankings: University of Chicago (#6), Northwestern University (#9)

Source: GDP - U.S Census Bureau by Metropolitan Area for 2012-2017; Workforce - SNL Financial as of June 30, 2016; HQ - Fortune 1000 list for 2019; Cost of Business - KPMG 2016 Competitive Alternatives; Household Income - SNL Financial as of June 30, 2019; Bachelor's Degree - SNL Financial as of June 30, 2019

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

POSITIONING FOR CONTINUED SUCCESS

VISION
Being the partner of choice for financial services in the markets we serve, and one of the nation's top performing banks.

MISSION
Helping our clients achieve financial success.

VALUES
Serving our clients with integrity, service, responsibility and passion.

Drives a culture centered on client needs, rooted in service, leveraged by technology, and delivered by top talent.

- Build the Strongest Team
- Grow & Diversify Revenues
- Balance Risk & Investment
- Strategic Expansion

PLATFORM FOR CONTINUED GROWTH

Strategic Priorities

Build the Strongest Team

- Leverage culture to inspire and engage colleagues
- Empower leaders to build high performing teams
- Attract and retain talent

Grow & Diversify Revenues

- Customer retention and cross-selling
- Net new client acquisition
- Deliver the whole Bank to each client

Balance Risk & Investment

- Investments in capabilities, processes and technology
- Accelerate service delivery
- Maintain information security standards

Strategic Expansion

- Build market share in adjacent markets

POSITIONING FOR FUTURE SUCCESS

INVESTMENT HIGHLIGHTS

- ✓ Premier Midwest-based Commercial Bank with Attractive Operational Footprint
- ✓ Relationship-driven Strategy, Supported by Leading Core Deposit Foundation
- ✓ Diversified Loan Portfolio and Disciplined Underwriting Drive Strong Credit
- ✓ Strong Underlying Operating Performance, Aided by Delivering Excellence[(1)]
- ✓ Platform for and Track Record of Integrating Accretive, Attractive Acquisitions
- ✓ Capital Levels Provide Future Flexibility

Note: See the accompanying "Glossary of Terms" and "Footnotes" slides for details on the definitions of certain terms and footnotes used.

LOW COST, CORE FUNDING

Average Deposits and Composition



16% Growth in Average Deposits
$11,559
$12,002
$12,165
$12,934
$13,447
17%
15%
19%
17%
32%
19%
15%
18%
17%
31%
22%
15%
17%
17%
29%
22%
15%
17%
16%
30%
23%
15%
19%
15%
28%
77% Core
Demand
Savings
NOW
Money market
Time
Q3 '18
Q4 '18
Q1 '19
Q2 '19
Q3 '19

- **Granular and tenured deposit base**
  - **62% Retail, 25% Commercial, 13% Public**
- **Core deposit ratio of 77%; average tenure 13 years**

Cost of Deposits



0.90%
0.70%
0.50%
0.30%
0.10%
0.66%
0.78%
0.87%
0.92%
0.93%
0.36%
0.44%
0.55%
0.60%
0.64%
Our Advantage
Q3 '18
Q4 '18
Q1 '19
Q2 '19
Q3 '19
First Midwest
Peers (6)

- **Increasing deposit costs due to time deposit growth**
- **Cost of deposits ~30bps less than peers[(6)]**

STRONG CORE DEPOSIT FOUNDATION; MIX AND TENURE PROVIDE A COMPETITIVE ADVANTAGE

Dollars in millions; Balances shown are QTD averages
Source: Company filings and SNL Financial
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

DIVERSIFIED LOAN PORTFOLIO

Growing, Diversifying Our Loan Portfolio



16% Growth in Gross Loans
$11,051
$11,447
$11,569
$12,520
$12,773
20%
28%
12%
4%
36%
20%
28%
12%
4%
36%
20%
28%
12%
4%
36%
22%
28%
11%
3%
36%
23%
27%
11%
3%
36%
Q3 '18
Q4 '18
Q1 '19
Q2 '19
Q3 '19
C&I
Agricultural
Owner-occupied CRE
Investor CRE
Consumer

Credit Trends



0.75%
0.50%
0.25%
0.00%
0.29%
0.26%
0.32%
0.31%
0.29%
Q3 '18
Q4 '18
Q1 '19
Q2 '19
Q3 '19
NCOs/ Avg Loans (7)

- **Granular, diversified mix**
- **NCOs/Avg Loans of 0.29% within normalized range**

Dollars in millions

Source: Company filings and reports

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

MEANINGFULLY DIVERSIFIED WITH GREATER PROFITABILITY

First Midwest's Portfolio Has Meaningfully Diversified

		Q4 '09[18]		Q3 '19	Change in Composition
C&I		28%		36%	8%
Agricultural		4		3	(1)
CRE	87%		77%		
Multifamily		7		6	(1)
Construction		11		5	(6)
Owner-Occ CRE		14		11	(3)
Investor CRE		23		16	(7)
Consumer					
1-4 family	13%	3	23%	15	12
Other		10		8	(2)

- **Rebalanced mix of corporate and consumer loans**
- **Lowered concentration in construction and investor CRE loans within the corporate portfolio**

First Midwest Model Drives Enhanced Profitability

	FMBI	Peer Average[6]	Better / (Worse) (bps)
Yield on Loans	5.09%	4.95%	14
Credit Costs	0.29	0.14	(15)
Risk-Adjusted Yield	4.80	4.81	(1)
Costs of Deposits	0.64	0.93	29
Spread-Adjusted Yield	4.16	3.88	28

Well-Reserved for Potential Loss Content

	FMBI	Peer Average[6]
NPAs / Loans + Foreclosed Assets	0.87%	0.98%
ACL / Loans	0.85	0.74

Source: SNL Financial and FactSet.
Note: Financial data as of the most recently reported quarter.
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

OPERATING PERFORMANCE STRONG

NIM, Adjusted[8]


3.90%
3.80%
3.70%
3.60%
3.50%
3.79%
3.81%
3.86%
3.78%
3.59%
- Compression due to the impact of lower market rates, higher funding costs, and actions to reduce rate sensitivity
Q3 '18
Q4 '18
Q1 '19
Q2 '19
Q3 '19

Fee Income Ratio[8]


23%
22%
21%
20%
19%
18%
- Reflects strong noninterest income growth
20%
19%
19%
19%
21%
Q3 '18
Q4 '18
Q1 '19
Q2 '19
Q3 '19

Efficiency Ratio[8]


60.0%
59.0%
58.0%
57.0%
56.0%
55.0%
54.0%
53.0%
- Recurring benefits of Delivering Excellence(1) and controlled expenses
56%
55%
56%
55%
54%
Q3 '18
Q4 '18
Q1 '19
Q2 '19
Q3 '19

EPS, Adjusted[8]


$0.80
$0.60
$0.40
$0.20
- Benefits from the Bridgeview acquisition, organic loan growth, and Delivering Excellence(1) more than offset the impact of the lower rate environment
$0.46
$0.48
$0.46
$0.50
$0.52
Q3 '18
Q4 '18
Q1 '19
Q2 '19
Q3 '19

Source: Company filings and reports
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

RECENT ACQUISITIONS

Recent Acquisition History

Target Company	Year Founded	Close Date	At Announcement Assets	At Announcement Deposits	At Announcement AUM
Pending Acquisition					
Bankmanagers Corp.	1915	Jan 2020	$1.0	$0.8	$0.2
Bank Acquisitions					
Bridgeview Bancorp	1971	May 2019	$1.3	$1.0	—
Northern States Financial	1962	Oct. 2018	$0.5	$0.4	—
Standard Bancshares	1947	Jan. 2017	$2.5	$2.2	$0.3
NI Bancshares	1867	Mar. 2016	$0.6	$0.6	$0.7
Peoples Bancorp	1999	Dec. 2015	$0.1	$0.1	—
Great Lakes Financial	1896	Dec. 2014	$0.6	$0.5	—
Branch Acquisitions and Non-Bank Acquisitions					
Popular Community	–	Aug. 2014	$0.7	$0.7	
Northern Oak	1975	Jan. 2019	—	—	$0.8
Premier Asset Management	2001	Feb. 2017	—	—	$0.6
Total, excluding pending acquisitions			$6.3	$5.5	$2.4

Driving Operating Leverage



3.45%
3.25%
3.05%
2.85%
2.65%
3.17%
3.10%
2.98%
2.81%
2.65%
2015
2016
2017
2018
Q3 '19
Noninterest Expenses / Avg Assets

Balance of Acquired and Organic Asset Growth[9]



Organic Growth
Acquisitions
Total Asset Growth CAGR of 15%; Organic Asset CAGR of 9%
$9
$1
$8
$10
$2
$8
$11
$2
$9
$14
$4
$10
$16
$5
$11
$18
$6
$12
2014
2015
2016
2017
2018
Q3 '19

Dollars in billions
Source: Company regulatory filings and SNL Financial
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

First Midwest Bancorp, Inc.

FINANCIAL REVIEW AND OUTLOOK

Q3 '19 PERFORMANCE HIGHLIGHTS

- EPS $0.49, up 14% from Q2 '19 and down 6% from Q3 '18
  - EPS, adjusted(8) $0.52, up 4% from Q2 '19 and 13% from Q3 '18
- Total loans $13bn, up 8%, annualized from Q2 '19 and 16% from Q3 '18
- Average deposits $13bn, up 4% from Q2 '19 and 16% from Q3 '18
- NII up modestly from Q2 '19 and 14% from Q3 '18
  - NIM decreased to 3.82%, reflective of the interest rate environment and balance sheet mix
- Noninterest income $43mm, up 11% from Q2 '19 and 20% from Q3 '18
- NCOs to average loans of 0.29%, reflective of benign credit environment
- Efficiency ratio(8) 54%, improved from 55% in Q2 '19 and 56% in Q3 '18
- Declared dividends per share of $0.14, consistent with Q2 '19 and up 27% from Q3 '18
- Announced the Park Bank acquisition with ~$1.0bn of assets

STRONG EARNINGS AND GROWTH – POSITIONED FOR FUTURE SUCCESS

Source: Company filings and reports
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms" and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

NET INTEREST INCOME

Net Interest Income Composition and Trend

	Quarters Ended				
	Q3 '18	Q4 '18	Q1 '19	Q2 '19	**Q3 '19**
Total interest-earning assets	$13,473	$13,998	$14,035	$14,952	**$15,801**
NIM(8)	3.92 %	3.96 %	4.04 %	4.06 %	**3.82 %**
Accretion	(0.13)%	(0.15)%	(0.18)%	(0.28)%	**(0.23)%**
NIM, adjusted(8)	3.79 %	3.81 %	3.86 %	3.78 %	**3.59 %**



$132
$5
$139
$5
$139
$6
$150
$10
$151
$9
NII
Accretion
Q3 '18
Q4 '18
Q1 '19
Q2 '19
Q3 '19

Dollars in millions

Source: Company filings

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

Highlights

- NII up modestly from Q2 '19 and up 14% from Q3 '18
  - Accretion down $1mm from Q2 '19 and up $5mm from Q3 '18
- NIM, adjusted(8) of 3.59%, down 19 bps from Q2 '19 and 20 bps Q3 '18, impacted by:
  - Lower market rates
  - Higher cost of funds
  - Actions taken to reduce rate sensitivity
  - Bridgeview acquisition

NONINTEREST INCOME

Noninterest Income Composition and Trend



$35
$36
$35
$39
$43
Q3 '18
Q4 '18
Q1 '19
Q2 '19
Q3 '19
Deposit service charges
Wealth management
Card-based
Mortgage banking
Other noninterest income(10)

Highlights

- Noninterest income up 11% from Q2 '19 and 20% from Q3 '18
  - Record quarterly capital markets income, up 93% from Q2 '19 and 115% from Q3 '18
  - Higher mortgage banking income due to increased volume
  - Seasonally higher volumes drove an increase in deposit service charges and card-based compared to Q2 '19
  - Wealth management fees down slightly from Q2 '19 and up 14% from Q3 '18
  - Acquisitions contribute to increases

Dollars in millions
Source: Company filings and reports
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

NONINTEREST EXPENSE

Noninterest Expense Composition and Trend

	Quarters Ended				
	Q3 '18	Q4 '18	Q1 '19	Q2 '19	**Q3 '19**
As reported	$ 96	$ 111	$ 102	$ 114	**$ 108**
A&I related expenses	—	(10)	(4)	(10)	**(3)**
Delivering Excellence implementation costs[1]	(2)	(3)	—	—	**—**
As adjusted[8]	$ 94	$ 98	$ 98	$ 104	**$ 105**



$94
$98
$98
$104
$105
56%
55%
56%
55%
54%
Q3 '18
Q4 '18
Q1 '19
Q2 '19
Q3 '19
Salaries & benefits
Occupancy & equipment
Professional services
Technology
Other noninterest expense (11)
Efficiency ratio (8)

Dollars in millions
Source: Company filings
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

Highlights

- Noninterest expense, adjusted[8] of $105mm
  - Consistent with Q2 '19, up 11% from Q3 '18
  - Higher operating costs largely due to acquisitions
- Controlled expenses
  - Q3 '19 expenses up modestly due to timing and FDIC premium small bank assessment credits
  - Efficiency ratio[8] of 54%, improved from 55% for Q2 '19 and 56% for Q3 '18

LOAN PORTFOLIO AND CREDITTRENDS

Non-performing Assets



1.25%
1.00%
0.75%
0.50%
0.74%
0.70%
0.79%
0.77%
0.85%
Q3 '18
Q4 '18
Q1 '19
Q2 '19
Q3 '19
NPAs / Loans + Foreclosed Assets

PPPLs



5.00%
4.00%
3.00%
2.00%
3.83%
3.72%
4.19%
4.19%
3.66%
Q3 '18
Q4 '18
Q1 '19
Q2 '19
Q3 '19
PPPLs / Corporate Loans

Allowance



1.25%
1.00%
0.75%
0.50%
0.91%
0.90%
0.91%
0.85%
0.86%
Q3 '18
Q4 '18
Q1 '19
Q2 '19
Q3 '19
Allowance / Loans

Highlights

- NPAs reflect normal fluctuations
- Performing potential problem loans down 13% from Q2 '19
- NCOs to average loans of 0.29%, reflective of benign credit environment
- Provision reflects NCOs, loan growth, and underlying loan mix

Source: Company filings and reports
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

CAPITAL

	Q3 '18	Q4'18	Q1 '19	Q2 '19	**Q3 '19**
Regulatory Capital Ratios:					
• **CET1 capital**	9.9%	10.2%	10.5%	10.1%	**10.2%**
• **Tier 1 capital**	10.3%	10.2%	10.5%	10.1%	**10.2%**
• **Total capital**	12.3%	12.6%	12.9%	12.6%	**12.6%**
Other Company Capital Ratios[8]:					
• **TCE to tangible assets**	8.2%	8.6%	9.0%	8.6%	**8.5%**
• **TCE to RWA**	9.3%	9.8%	10.3%	10.1%	**10.2%**
• **Dividend payout ratio**	21.2%	30.8%	27.9%	32.6%	**28.6%**

Highlights

- Consistent with Q2 '19, up from Q3 '18
  - Strong earnings and deferred gains from the recognition of lease accounting guidance were offset by the impact of acquisitions, loan growth and securities purchases on RWA, and stock repurchases
  - Compared to Q3 '18, impacted by phase-out of Tier 1 treatment of trust preferred securities
- Repurchased ~645,000 shares of Company common stock, or $12.7mm, in Q3 '19
  - $146mm available for repurchase

CAPITAL LEVELS PROVIDE FUTURE FLEXIBILITY

Source: Company filings and reports
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

CURRENT EXPECTED CREDIT LOSSES ("CECL")

Expected Capital Impact

- **Net, after tax, reduction in Tier 1 capital ratios of 25-40bps (~$35-$55mm)**
  - Majority of acquired loan ACL has no capital impact
- **Earned back in 1-2 quarters through earnings**

Life-of-Loan CECL Reserves

- **Driven by our portfolio characteristics, risk-rating, economic forecasts, and methodology**
- **Impacted by:**
  - Economic uncertainty
  - Composition and duration of loan portfolio

These estimates may change based on the composition of the loan portfolio, as well as the economic conditions and forecasts as of the adoption date.

Expected Impact to ACL in Q1 '20

- **~65-85% increase (~$70-$95mm) in total ACL compared to Q4 '19 levels, consisting of:**
  - ~20-40% increase (~$20-$45mm) in total ACL, excluding acquired loans
  - ~45% (~$50mm) increase in total ACL for acquired loans
    - ~30% (~$30mm) increase in total ACL transitions from credit mark to ACL with no capital impact

ACL Composition



20%
80%
25%
25%
50%
Incurred
CECL
Legacy Corporate
Legacy Consumer
Acquired

APPROXIMATELY 1-2 QUARTERS OF EARNINGS ABSORBS THE CAPITAL IMPACT OF CECL

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

OUTLOOK RECAP

FOURTH QUARTER 2019

Loans and Deposits
- Low to mid-single digit loan annualized growth
- Deposit growth commensurate with loan growth

NII and NIM
- Flat to modest NII decline from Q3 '19, assuming further rate cuts
  - Dependent on rates, earning asset growth, and funding cost
  - Every 25bps reduction in interest rates equates to ~$2mm in lower NII per quarter
  - Includes accretion of ~$7mm
- NIM pressure expected for the remainder of year

Noninterest Income
- Flat to Q3 '19, subject to continued strength in capital markets

Noninterest Expense, Adjusted
- Up modestly from Q3 '19

Asset Quality
- NCOs expected to be stable (~30 bps)
- Provision expense approximates NCOs and loan growth

Taxes
- Effective tax rate expected to be ~25%

Capital
- Levels provide future flexibility

FULL YEAR 2019

Loans and Deposits (unchanged from Q3 '19)
- High-single to low-double digit loan growth
- Deposit growth commensurate with loan growth

NII and NIM
- Low to mid-double digit NII growth **(unchanged from Q3 '19)**
  - Dependent on rates, earning asset growth, and funding cost
  - Every 25bps reduction in interest rates equates to ~$2mm in lower NII per quarter
  - Includes accretion of ~$30-33mm
- NIM pressure expected for the remainder of year primarily due to rates **(unchanged from Q3 '19)**

Noninterest Income (unchanged from Q3 '19)
- Mid to high-single digit growth for the year

Noninterest Expense, Adjusted (unchanged from Q3 '19)
- Q4 '18 run rate of $98mm plus 3% inflation and ~$4mm for Bridgeview in Q2 '19, ~$6mm each in Q3 and Q4 '19

Asset Quality (revised down from Q3 '19)
- NCOs expected in the 30 bps range
- Provision expense approximates NCOs and loan growth

Taxes (unchanged from Q3 '19)
- Effective tax rate expected to be ~25%

Capital (unchanged from Q3 '19)
- Levels provide future flexibility

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

FINANCIAL RESULTS

	Q3 '18	Q2 '19	Q3 '19
Net Interest Income	$ 132	$ 150	$ 151
Loan Loss Provision	11	12	12
Noninterest Income	35	39	43
Noninterest Expense	96	114	108
Income before Income Taxes	60	63	74
Income Tax Expense	7	16	18
Net Income	$ 53	$ 47	$ 56
EPS	$ 0.52	$ 0.43	$ 0.49
EPS, Adjusted[8]	$ 0.46	$ 0.50	$ 0.52
ROATCE[7]	18.6%	13.8%	15.4%
ROATCE, Adjusted[7][8]	16.5%	16.0%	16.1%
Efficiency Ratio[8]	56%	55%	54%

Highlights

- Generated EPS of $0.49, compared to $0.43 for Q2 '19 and $0.52 for Q3 '18
  - EPS, adjusted[8] of $0.52, up 4% from Q2 '19 and 13% from Q3 '18
- NII of $151mm, consistent with Q2 '19 and up 14% from Q3 '18
- Noninterest income, up 11% from Q2 '19 and 20% from Q3 '18
- Controlled noninterest expenses, reporting an efficiency ratio[8] of 54%, improved from 55% in Q2 '19 and 56% in Q3 '18
- Credit reflective of benign credit environment

Dollars in millions, except per share data
Source: Company filings
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

BUILDING OUR FUTURE

BENEFITING FROM CONSOLIDATION

Strategy and Future Opportunities

Leveraging Our Strengths

- Compelling partner
- Experienced acquirer
- Engaged, talented team
- Attractive markets, growing opportunities
- Significant capital and liquidity

Environment Creating Opportunities, Consolidation Expected

- Locally, ~40 banks with \$350mm - \$4bn in assets[12]
- Opportunities expected in adjacent Midwest markets

Aligned With Strategic Priorities

- Building the highest quality team
- Diversifying / growing loans and revenues
- Balancing investment and risk

A Broader Midwestern View



Wisconsin
Michigan
Iowa
Illinois
Indiana
Milwaukee/
SE Wisconsin
McHenry &
Lake Counties
Chicago
Joliet
NW Indiana
Vermilion &
Champaign Counties
DeKalb County
Quad Cities
Knox County
94
39
90
43
94
39
43
96
94
90
88
80
80
74
39
65
57
69
55
74
70
70
65

STRATEGICALLY AND FINANCIALLY COMPELLING

Source: SNL Financial
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

OVERVIEW OF PARK

Transaction Highlights

Strategically Compelling

- Continues and accelerates expansion into SE Wisconsin
- Market-leading commercial team
- Cross-selling opportunities

Financially Attractive

- Full year EPS accretion estimated at ~6%, or $0.13, in 2021[(13)]
- Tangible book value earn back of ~3.75 years[(14)]
- Internal rate of return in excess of 20%
- Pro forma capital ratios remain strong

Valuation Multiples

- ~1.67x tangible book value per share
- Core deposit premium of 11.0%
- 14.4x LTM earnings; 9.6x inclusive of fully phased-in, after-tax cost savings

Transaction Assumptions

- Mid to high-single digit growth rate
- ~40% reduction in Park's total noninterest expense base (phased-in 75% in 2020 and 100% in 2021), plus cost avoidance of organic market expansion

September 30, 2019 Financial Snapshot

- $1.0bn of total assets
- $0.9bn of deposits, ~85% core
- $700mm of loans

Branch Network



Slinger
Jackson
Grafton
Cedarburg
Richfield
Germantown
Mequon
Menomonee Falls
Brown Deer
Fox Point
Fox Point, Village of
Glendale
Merton
Sussex
Butler
Whitefish Bay
Shorewood
Pewaukee
Brookfield
Wauwatosa
Elm Grove
Milwaukee
Waukesha
West Allis
New Berlin
Greenfield
St Francis
Cudahy
Greendale
Vernon
Muskego
Franklin
South Milwaukee
Oak Creek
Wind Lake
Caledonia, Village of
Caledonia
Wind Point
Park

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

INVESTMENT HIGHLIGHTS

- ✓ Premier Midwest-based Commercial Bank with Attractive Operational Footprint
- ✓ Relationship-driven Strategy, Supported by Leading Core Deposit Foundation
- ✓ Diversified Loan Portfolio and Disciplined Underwriting Drive Strong Credit
- ✓ Strong Underlying Operating Performance, Aided by Delivering Excellence[(1)]
- ✓ Platform for and Track Record of Integrating Accretive, Attractive Acquisitions
- ✓ Capital Levels Provide Future Flexibility

Note: See the accompanying "Glossary of Terms" and "Footnotes" slides for details on the definitions of certain terms and footnotes used.

FORWARD-LOOKING STATEMENTS

This presentation, as well as any oral statements made by or on behalf of First Midwest, may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by the use of words such as "may," "might," "will," "would," "should," "could," "expect," "plan," "intend," "anticipate," "believe," "estimate," "outlook," "predict," "project," "probable," "potential," "possible," "target," "continue," "look forward," or "assume" and words of similar import. Forward-looking statements are not historical facts or guarantees of future performance but instead express only management's beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management's control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. First Midwest cautions you not to place undue reliance on these statements. Forward-looking statements speak only as of the date made, and First Midwest undertakes no obligation to update any forward-looking statements.

Forward-looking statements may be deemed to include, among other things, statements relating to First Midwest's future financial performance, including the related outlook for 2019, the performance of First Midwest's loan or securities portfolio, the expected amount of future credit reserves or charge-offs, corporate strategies or objectives, including the impact of certain actions and initiatives, First Midwest's Delivering Excellence initiative, including costs and benefits associated therewith and the timing thereof, anticipated trends in First Midwest's business, regulatory developments, the impact of federal income tax reform legislation, acquisition transactions, including First Midwest's proposed acquisition of Bankmanagers, estimated synergies, cost savings and financial benefits of announced and completed transactions, and growth strategies, including possible future acquisitions.These statements are subject to certain risks, uncertainties and assumptions, including those discussed under the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in First Midwest's Annual Report on Form 10-K for the year ended December 31, 2018, and in First Midwest's subsequent filings made with the SEC. These risks and uncertainties are not exhaustive, and other sections of these reports describe additional factors that could adversely impact First Midwest's business and financial performance.

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

ADDITIONAL INFORMATION

The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger of First Midwest and Bankmanagers, First Midwest has filed a registration statement on Form S-4 (file no. 333-234242) with the SEC.The registration statement includes a proxy statement of Bankmanagers, which also constitutes a prospectus of First Midwest, that has been sent to Bankmanagers' shareholders. Investors and shareholders are advised to read the registration statement and proxy statement/prospectus because it contains important information about First Midwest, Bankmanagers, and the proposed transaction. This document and other documents relating to the transaction filed by First Midwest can be obtained free of charge from the SEC's website at www.sec.gov. These documents also can be obtained free of charge by accessing First Midwest's website at www.firstmidwest.com under the tab "Investor Relations" and then under "SEC Filings." Alternatively, these documents can be obtained free of charge from First Midwest upon written request to First Midwest Bancorp, Inc., Attn: Corporate Secretary, 8750 West Bryn Mawr Avenue, Suite 1300, Chicago, Illinois 60631 or by calling (708) 831-7483, or from Bankmanagers upon written request to Bankmanagers Corp., Attn: P. Michael Mahoney, President, 330 East Kilbourn Avenue, Milwaukee, Wisconsin 53202 or by calling (414) 466-8000.

Participants in this Transaction

First Midwest, Bankmanagers and certain of their respective directors and executive officers may be deemed under the rules of the SEC to be participants in the solicitation of proxies from Bankmanagers' shareholders in connection with the proposed transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, is included in the proxy statement/prospectus regarding the proposed Bankmanagers transaction. Additional information about First Midwest and its directors and certain of its officers may be found in First Midwest's definitive proxy statement relating to its 2019 Annual Meeting of Stockholders filed with the SEC on April 4, 2019 and First Midwest's annual report on Form 10-K for the year ended December 31, 2018 filed with the SEC on March 1, 2019. The definitive proxy statement and annual report can be obtained free of charge from the SEC's website at www.sec.gov.

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

APPENDIX

NON-GAAP FINANCIAL INFORMATION

The Company's accounting and reporting policies conform to U.S.GAAP and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes are useful because they assist investors in assessing the Company's operating performance. These non-GAAP financial measures include EPS, adjusted, the efficiency ratio, adjusted, tax-equivalent NII (including its individual components), tax-equivalent NIM, tax-equivalent NIM, adjusted, loan yield, excluding accretion, noninterest expense, adjusted, TCE to tangible assets, TCE to RWA, ROATCE, and ROATCE adjusted.

The Company presents EPS, the efficiency ratio, ROATCE, and dividend payout ratio, all adjusted for certain significant transactions. These transactions include A&I related expenses associated with completed and pending acquisitions (Q3 '19, Q2 '19, Q1 '19, Q4 '18, and Q3 '18), Delivering Excellence implementation costs (Q3 '19, Q2 '19, Q1 '19, Q4 '18, and Q3 '18), and certain income tax benefits (Q3 '18). Management believes excluding these transactions from EPS, the efficiency ratio, ROATCE, and dividend payout ratio may be useful in assessing the Company's underlying operational performance since these transactions do not pertain to its core business operations and their exclusion may facilitate better comparability between periods. Management believes that excluding A&I related expenses from these metrics may be useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these transactions from these metrics may enhance comparability for peer comparison purposes.

The Company presents noninterest expense, adjusted, which excludes Delivering Excellence implementation costs and A&I related expenses. Management believes that excluding these items from noninterest expense may be useful in assessing the Company's underlying operational performance as these items either do not pertain to its core business operations or their exclusion may facilitate better comparability between periods and for peer comparison purposes.

The tax-equivalent adjustment to NII and NIM recognizes the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax-exempt securities and loans are presented using the current federal income tax rate of 21%. Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax-equivalent basis and that it may enhance comparability for peer comparison purposes. In addition, management believes that presenting tax-equivalent net interest margin, adjusted, and loan yield, excluding accretion, may enhance comparability for peer comparison purposes and is useful to the Company, as well as analysts and investors, since acquired loan accretion income may fluctuate based on the size of each acquisition, as well as from period to period.

In management's view, TCE measures are capital adequacy metrics that may be meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive loss in stockholders' equity.

Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. In addition, these non-GAAP financial measures may differ from those used by other financial institutions to assess their business and performance. See the previously provided tables and the following reconciliations for details on the calculation of these measures to the extent presented herein.

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

NON-GAAP FINANCIAL INFORMATION

	Quarters Ended				
	Q3 '18	Q4 '18	Q1 '19	Q2 '19	Q3 '19
EPS					
Net income	$ 53,352	$ 41,408	$ 46,058	$ 47,014	$ 54,545
Net income applicable to non-vested restricted shares	(441)	(320)	(403)	(389)	(465)
Net income applicable to common shares	$ 52,911	$ 41,088	$ 45,655	$ 46,625	$ 54,080
Acquisition and integration related expenses, net of tax	45	7,165	2,768	7,135	2,548
Delivering Excellence implementation costs, net of tax	1,679	2,369	193	331	175
Income tax benefits[15]	(7,798)	—	—	—	—
Total adjustments to net income, net of tax	(6,074)	9,534	2,961	7,466	2,723
Net income applicable to common shares, adjusted	$ 46,837	$ 50,622	$ 48,616	$ 54,091	$ 56,803
Weighted-average common shares outstanding (basic)	102,178	105,116	105,770	108,467	109,281
Dilutive effect of common stock equivalents	0	0	0	0	381
Weighted-average diluted common shares outstanding	102,178	105,116	105,770	108,467	109,662
Basic EPS	$ 0.52	$ 0.39	$ 0.43	$ 0.43	$ 0.49
Diluted EPS	$ 0.52	$ 0.39	$ 0.43	$ 0.43	$ 0.49
Diluted EPS, adjusted	$ 0.46	$ 0.48	$ 0.46	$ 0.50	$ 0.52
Dividends declared per share	$ 0.11	$ 0.12	$ 0.12	$ 0.14	$ 0.14
Dividend payout ratio	21.2%	30.8%	27.9%	32.6%	28.6%
Efficiency Ratio Calculation					
Noninterest expense	$ 96,477	$ 110,828	$ 102,110	$ 114,142	$ 108,395
Net OREO expense	413	(763)	(681)	(294)	(381)
Acquisition and integration related expenses	(60)	(9,553)	(3,691)	(9,514)	(3,397)
Delivering Excellence implementation costs	(2,239)	(3,159)	(258)	(442)	(234)
Total noninterest expense for efficiency ratio calculation	$ 94,591	$ 97,353	$ 97,480	$ 103,892	$ 104,383
Tax-equivalent NII[16]	$ 133,161	$ 139,755	$ 140,132	$ 151,492	$ 152,019
Noninterest income	35,666	36,462	34,906	38,526	42,951
Total	$ 168,827	$ 176,217	$ 175,038	$ 190,018	$ 194,970
Efficiency ratio	56%	55%	56%	55%	54%

Amounts in thousands, except per share data
Note: See the accompanying "Glossary of Terms" and "Footnotes" slides for definitions of certain terms and footnotes.

NON-GAAP FINANCIAL INFORMATION

	Q3 '18	Q4 '18	Q1 '19	Q2 '19	Q3 '19
Return on Average Tangible Common Equity					
Net income applicable to common shares, adjusted	$ 46,837	$ 50,622	$ 48,616	$ 54,091	$ 56,803
Intangibles amortization, net of tax	1,329	1,558	1,772	1,968	2,062
Net income applicable to common shares, excluding intangible amortization, adjusted	$ 48,166	$ 52,180	$ 50,388	$ 56,059	$ 58,865
Average stockholders' equity	$ 1,909,330	$ 2,015,217	$ 2,138,281	$ 2,241,569	$ 2,327,279
Less: average intangible assets	(752,109)	(754,495)	(803,408)	(832,263)	(877,069)
Average tangible common equity	$ 1,157,221	$ 1,260,722	$ 1,334,873	$ 1,409,306	$ 1,450,210
ROATCE	18.6%	13.4%	14.4%	13.8%	15.4%
ROATCE, adjusted	16.5%	16.4%	15.3%	16.0%	16.1%
TCE					
Stockholders' equity	$ 1,917,675	$ 2,054,998	$ 2,159,471	$ 2,300,573	$ 2,339,599
Less: goodwill and other intangible assets	(751,248)	(790,744)	(808,852)	(878,802)	(876,219)
TCE	$ 1,166,427	$ 1,264,254	$ 1,350,619	$ 1,421,771	$ 1,463,380
Total assets	$ 14,961,499	$ 15,505,649	$ 15,817,769	$ 17,462,233	$ 18,013,454
Less: goodwill and other intangible assets	(751,248)	(790,744)	(808,852)	(878,802)	(876,219)
Tangible assets	$ 14,210,251	$ 14,714,905	$ 15,008,917	$ 16,583,431	$ 17,137,235
RWA	$ 12,500,342	$ 12,892,180	$ 13,131,237	$ 14,056,482	$ 14,294,011
TCE to tangible assets	8.2%	8.6%	9.0%	8.6%	8.5%
TCE to RWA	9.3%	9.8%	10.3%	10.1%	10.2%
Tax-Equivalent NII / NIM					
NII	$ 132,027	$ 138,629	$ 139,024	$ 150,312	$ 150,787
Tax-equivalent adjustment	1,134	1,126	1,108	1,180	1,232
Tax-equivalent NII(16)	$ 133,161	$ 139,755	$ 140,132	$ 151,492	$ 152,019
Less: acquired loan accretion	(4,565)	(5,426)	(6,369)	(10,308)	(9,244)
Tax-equivalent NII, adjusted(16)	$ 128,596	$ 134,329	$ 133,763	$ 141,184	$ 142,775
Average interest-earning assets	$ 13,472,619	$ 13,998,008	$ 14,035,361	$ 14,952,044	$ 15,800,915
NIM(16)	3.92%	3.96%	4.04%	4.06%	3.82%
NIM, adjusted(16)	3.79%	3.81%	3.86%	3.78%	3.59%
Fee Income Ratio					
Noninterest income	$ 35,666	$ 36,462	$ 34,906	$ 38,526	$ 42,951
Less: other noninterest income	(2,164)	(2,880)	(2,494)	(2,753)	(2,920)
Fee-based revenues	33,502	33,582	32,412	35,773	40,031
Tax-equivalent net interest income(8)	133,161	139,755	140,132	151,492	152,019
Total revenue for fee income ratio	$ 166,663	$ 173,337	$ 172,544	$ 187,265	$ 192,050
Fee income ratio(17)	20%	19%	19%	19%	21%

Amounts in thousands, except per share data

Note: See the accompanying "Glossary of Terms" and "Footnotes" slides for definitions of certain terms and footnotes.

GLOSSARY OF TERMS

Allowance, ACL - Allowance for credit losses
A&I - Acquisition and integration expense
AUM - Assets under management
bn - Billion
bps - Basis points
Bridgeview - Bridgeview Bancorp, Inc.
C&I - Commercial and industrial
CAGR - Compound annual growth rate
CECL - Current Expected Credit Losses
CET1 - Common equity Tier 1
Core Deposits - Represents demand, savings, NOW, and money market deposits
CRE - Commercial real estate
EPS - Earnings per share
FDIC - Federal Deposit Insurance Corporation
First Midwest or The Company - First Midwest Bancorp, Inc.
Foreclosed Assets - OREO and other foreclosed assets
GAAP - U.S. generally accepted accounting principles
GDP - Gross domestic product
HQ - Headquarters
LTM - Last twelve months
mm - Million
MSA - Deposit market share
NB&T - NI Bancshares Corporation
NCOs - Net charge-offs
NII - Net interest income
NIM - Tax-equivalent net interest margin
NorStates - Northern States Financial Corporation
Northern Oak - Northern Oak Wealth Management, Inc.
NOW - Negotiable order of withdrawal
NPAs - Non-performing assets
Park - Park Bank, a wholly-owned subsidiary of Bankmanagers Corp.
PPPLs - Corporate Performing Potential Problem Loans
OREO - Other real estate owned
QTD - Quarter-to-date
ROATCE - Return on average tangible common equity
RWA - Risk-weighted assets
SEC - Securities and Exchange Commission
Standard - Standard Bancshares, Inc.
TCE - Tangible common equity - represents common stockholders' equity less goodwill and identifiable intangible assets
U.S. - United States

FOOTNOTES

(1) The Company initiated certain actions in connection with its Delivering Excellence initiative in the second quarter of 2018, demonstrating the Company's ongoing commitment to provide service excellence to its clients and maximizing both the efficiency and scalability of its operating platform.

(2) Other is comprised primarily of information, transportation, food services, real estate, utilities, educational, and arts and entertainment services.

(3) Business costs are expressed as an index. An index below 100 indicates lower costs than the U.S. baseline and an index over 100 indicates higher costs than the U.S. baseline.

(4) High net worth indicates households with income of $200,000+ per year.

(5) Represents 25+ year old population with a bachelor's degree or higher.

(6) Refer to the Company's 2019 Annual Meeting Proxy Statement for a detailed list of the Company's peer group. Excludes MB Financial, Inc. due to merger with Fifth Third Bancorp. In addition, Q3 '19 data excludes Chemical Financial Corporation and TCF Financial Corporation due to their merger of equals that closed in August 2019.

(7) Annualized based on the number of days for each period presented.

(8) This financial measure includes certain adjustments. See the accompanying "Non-GAAP Financial Information" slides for detail.

(9) Assumes reported assets less acquired assets (based on closed acquisitions at that time, unless otherwise noted) is equivalent to organic asset growth.

(10) Other noninterest income includes merchant servicing fees, capital market products income, and other service charges, commissions, and fees.

(11) Other noninterest expense includes advertising and promotions expense, net OREO expense, and other expenses.

(12) Reflects data for the Chicago-Naperville-Elign, IL-IN-WI (Metro) MSA.

(13) Based on First Midwest's 2021 analyst consensus earnings estimates on a standalone basis.

(14) "Crossover" earn back period of ~3.75 years, defined as the number of years for pro forma tangible book value per share to exceed projected standalone tangible book value per share. "Simple" earn back period of ~4.35 years, defined as dilution to tangible book value per share at close divided by EPS accretion in 2021. Calculations include expected transaction expenses.

(15) Includes certain income tax benefits related to preparing the Company's 2017 tax return.

(16) Presented on a tax-equivalent basis, assuming the applicable federal income tax rate of 21%.

(17) Fee-based revenues, adjusted divided by total revenue for fee income ratio.

(18) Loan data as of December 31, 2009 excludes covered loans.